                                                                    EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

      As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K for the year ended September 30, 1998, into Digital Solutions, Inc.'s previously filed Registration Statements on Form S-3 File No. 33-85526, 33-70928, 33-91700, and 33-09313.


                                          ARTHUR ANDERSEN LLP


Roseland, New Jersey
January 6, 1999


                                       31